EXHIBIT 10(l-10)
EIGHTH AMENDMENT
TO THE LONG TERM INCENTIVE PLAN
OF EMCOR GROUP, INC.

WHEREAS, the EMCOR Group, Inc. Long Term Incentive Plan was adopted in 2005 and has since been amended (as amended, the “LTIP”);

WHEREAS, Section 8.1 of the LTIP provides that the Board of Directors of EMCOR Group, Inc. (the “Board”) may amend the LTIP, subject to the terms of Section 8.1; and

WHEREAS, the Board has determined that the LTIP shall be further amended as provided below.

NOW, THEREFORE, the LTIP is hereby amended as follows:

1.    Section 2 of the LTIP is hereby amended so that the definition of “Retirement” reads in its entirety as follows:

“Retirement” means a Participant’s voluntary termination of employment either (x) on or after attaining age 65 or (y) on or after attaining age 60 and having at least 20 years of qualifying service to the Company or a Subsidiary, as determined by the Board in its sole discretion.

2.    Section 2 of the LTIP is hereby amended to add each of the following definitions:

“Maximum EPS Percentage” means an amount determined by the Compensation Committee within 90 days following the commencement of each Applicable Three Year Period that begins with or after the 2024 Plan Year.

“Target EPS Percentage” means an amount determined by the Compensation Committee within 90 days following the commencement of each Applicable Three Year Period that begins with or after the 2024 Plan Year.

“Minimum EPS Percentage” means an amount determined by the Compensation Committee within 90 days following the commencement of each Applicable Three Year Period that begins with or after the 2024 Plan Year.

3.    Section 7.1(b) of the LTIP is hereby amended so that it reads in its entirety as follows:

(b) For each Applicable Three Year Period that begins prior to the 2024 Plan Year, if the Company’s Earnings Per Share for such Applicable Three Year Period is less than 100% (but not less than 50%) of such period’s EPSO, each Participant shall be entitled to 50% (adjusted, as applicable, in accordance with Section 7.1(d)) of his Performance Based Target Bonus (as the term is hereafter defined) in respect of such Applicable Three Year Period; if the Company’s Earnings Per Share for the Applicable Three Year Period is at least 100% but less than 120% of such period’s EPSO, each Participant shall be entitled to 100% (adjusted, as applicable, in accordance with Section 7.1(d)) of his Performance Based Target Bonus in respect of such Applicable Three Year Period; and if the Company’s Earnings Per Share for the Applicable Three Year Period that begins prior to the 2024 Plan Year is 120% or more of such period’s EPSO, each Participant shall be entitled to 200% of his Performance Based Target Bonus. No Performance Based Target Bonus for an Applicable Three Year Period shall be payable if the Company’s Earnings Per Share for such period is less than 50% of such period’s EPSO. For each Applicable Three Year Period that begins with or after the 2024 Plan Year, if the Company’s Earnings Per Share for such Applicable Three Year Period is less than the Target EPS Percentage (but not less than the Minimum EPS Percentage) of such period’s EPSO, each Participant shall be entitled to 50% (adjusted, as applicable, in accordance with Section 7.1(d)) of his Performance Based Target Bonus (as the term is hereafter defined) in respect of such Applicable Three Year Period; if the Company’s Earnings Per Share for the Applicable Three Year Period that begins with or after the 2024 Plan Year is at least the Target EPS Percentage but less than the Maximum EPS Percentage of such period’s EPSO, each Participant shall be entitled to 100% (adjusted, as applicable, in accordance with Section 7.1(d)) of his Performance Based Target Bonus in respect of such Applicable Three Year Period; and if the Company’s Earnings Per Share for the Applicable Three Year Period is the Maximum EPS Percentage or more of such period’s EPSO, each Participant shall be entitled to 200% of his Performance Based Target Bonus. No Performance Based Target Bonus for an Applicable Three Year Period beginning with the 2024 Plan Year shall be payable if the Company’s Earnings Per Share for such period is less than the Minimum EPS Percentage of such period’s EPSO.

4.    Section 7.1(d) of the LTIP is hereby amended so that it reads in its entirety as follows:

(d) If the Company’s Earnings Per Share for an Applicable Three Year Period that begins prior to the 2024 Plan Year or the Applicable Two Year Period is greater than 50% of such period’s EPSO or Two Year EPSO, as the case may be, but is less than 100% of such period’s EPSO or Two Year EPSO, as the case may be, then for each whole percentage point in excess of 50%, the percentage of the applicable Performance Based Target Bonus referred to in the immediately preceding paragraphs (b) and (c) to which the applicable Participants are entitled shall be increased above 50% by one percentage point. If the Company’s Earnings Per Share for an Applicable Three Year Period that begins prior to the 2024 Plan Year or the Applicable Two Year Period is greater than 100% of such period’s EPSO or Two Year EPSO, as the case may be, but is less than 120% of such period’s EPSO or Two Year EPSO, as the case maybe, then for each whole percentage point in excess of 100%, the percentage of the applicable Performance Based Target Bonus referred to in the immediately preceding paragraphs (b) and (c) to which the applicable Participants are entitled shall be increased above 100% by 5.0 percentage points (up to, but not in excess of, 200%). If the Company’s Earnings Per Share for an Applicable Three Year Period that begins with or after the 2024 Plan Year is greater than the Minimum EPS Percentage of such period’s EPSO, but is less than the Target EPS Percentage of such period’s EPSO, then the percentage of the applicable Performance Based Target Bonus referred to in the immediately preceding paragraphs (b) and (c) to which the applicable Participants are entitled shall be determined on a straight-line interpolated basis between the Minimum EPS Percentage and the Target EPS Percentage. If the Company’s Earnings Per Share for an Applicable Three Year Period that begins with or after the 2024 Plan Year is greater than the Target EPS Percentage of such period’s EPSO, but is less than the Maximum EPS Percentage of such period’s EPSO, then the percentage of the applicable

Performance Based Target Bonus referred to in the immediately preceding paragraphs (b) and (c) to which the applicable Participants are entitled shall be determined on a straight-line interpolated basis between the Target EPS Percentage and the Maximum EPS Percentage (up to, but not in excess of, 200%).

5.    Except as hereinabove amended, the LTIP, as previously amended, shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the _____ day of ___________________, 2023.